UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

[_]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MEREDITH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMPANY #

MEREDITH CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, November 5, 2008

10:00 a.m.

1716 Locust Street

Des Moines, Iowa 50309

Directions to the Meredith Corporation 2008 Annual Meeting are available on our website and can be viewed at www.meredith.com/meredith_corporate/findus.html.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on November 5, 2008

Notice is hereby given that the Annual Meeting of Shareholders of Meredith Corporation will be held at 1716 Locust Street, Des Moines, Iowa on Wednesday, November 5, 2008 at 10:00 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.idelivercommunications.com/proxy/mdp.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this Notice on or before October 27, 2008 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR each of the nominees for directors, FOR proposals 2 and 3 and AGAINST proposal 4.

Proposal 1:	To elect four Class I directors for terms expiring in 2011
Proposal 2:	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2009
Proposal 3:	To vote upon a proposed amendment to the Meredith Corporation Employee Stock Purchase Plan of 2002 to authorize an additional 500,000 shares for issuance and sale to employees
Proposal 4:	To vote on shareholder proposals, if properly presented at the meeting

You may immediately vote your proxy on the Internet at:
www.eproxy.com/mdp
• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on November 4, 2008.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request copies of the proxy materials, which include the proxy card,

Proxy Statement and Annual Report, please contact us via:

Internet – Access the Internet and go to www.idelivercommunications.com/proxy/mdp. Follow the instructions to log in, order copies and indicate future delivery preference.

Telephone – Call us free of charge at 877-847-4696 in the U.S. or Canada to order copies. Please have available the 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this Notice.

E-mail – Send us an e-mail at ideliver@afpi.com with “MDP Materials Request” in the subject line. The e-mail must include:
•	Your full name and the 3-digit company # and the 11-digit control # located in the box in the upper right-hand corner on the front of this Notice.
•	Your preference to receive printed materials via mail -or- to receive an e-mail with links to the electronic materials.
•	If you choose e-mail delivery you must include your e-mail address.
•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent.”

MEREDITH CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material	Shareholder Meeting to be held on Nov 5, 2008 Proxy Material Available 1 Annual Report 2 Notice & Proxy Statement
B A R C O D E

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before October 23, 2008

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717	HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
	1) BY INTERNET 2) BY TELEPHONE 3) BY E-MAIL*	- www.proxyvote.com - 1-800-579-1639 - sendmaterial@proxyvote.com
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual Meeting November 05, 2008 10:00 AM CST September 11, 2008

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Meeting Location: Meredith Corporation 1716 Locust Street Des Moines, IA 50309-3023
Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

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Voting items
The Board of Directors recommends that you vote “For” the following.

1.	Election of Directors Nominees
01	Alfred H. Drewes	02	David J. Londoner	03	Philip A. Marineau	04	Elizabeth E. Tallett	B A R C O D E

The Board of Directors recommends you vote FOR the following proposal(s).

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2009.

3.	To vote upon the proposed Amendment to the Meredith Corporation Employee Stock Purchase Plan of 2002 to authorize an additional 500,000 shares for issuance and sale to employees.

The Board of Directors recommends you vote AGAINST the following proposal(s).

4.	To vote on shareholder proposals, if properly presented at the meeting.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE